EXHIBIT 99.1


April 21, 2004

FOR IMMEDIATE RELEASE

Contact:  Charles H. Majors - (434) 773-2219



                AMERICAN NATIONAL BANKSHARES INC. REPORTS RECORD
                             FIRST QUARTER EARNINGS


DANVILLE, Va., April 21, 2004 / PRNewswire-FirstCall/ -- American National Bankshares Inc. (NASDAQ: AMNB) today reported record first quarter earnings of $2,470,000, up 5.8% from the first quarter of 2003. Diluted earnings per share were $0.43, up 7.5% from the $0.40 earned in the first quarter of 2003. AMNB's first quarter 2004 results produced an annualized return on average equity (ROE) and an annualized return on average assets (ROA) of 13.62% and 1.54%, respectively, compared to 13.23% and 1.55%, respectively, for the first three months of 2003.
     Charles H. Majors, President and Chief Executive Officer stated, "We are pleased with our record first quarter earnings. Our focus on growing non-interest income is paying off with overall growth of 26.7% compared to the previous year. We continue to aggressively manage our net interest margin during this low interest rate environment and feel we are well positioned for the higher interest rates now being forecast. As we increased total revenue we also reduced overhead expenses, resulting in a strong efficiency ratio of 49.8% for the quarter, which is considerably better than those of our peer banks. While non-performing assets increased from a year ago and from the previous quarter, we are committed to reducing these numbers to their more traditional levels. We will continue to focus on growing existing and new customer financial relationships and to look for opportunities to expand into new areas."
     Total assets of the Corporation were $645.9 million at March 31, 2004, compared to $614.2 million for the comparable period in 2003. Shareholders' equity at March 31, 2004 was $73.1 million and represents 11.3% of total assets.
     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with fourteen offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South

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Boston, Virginia, and Yanceyville, North Carolina. Services are also provided through twenty ATMs, "AmeriLink" internet banking, and our 24-hour "Access American" phone banking. Banking subsidiaries include ANB Mortgage Corp. (secondary mortgage origination), ANB Investor Services (retail brokerage) and ANB Insurance Services (full-service insurance agency).Additional information is available on our website at WWW.AMNB.COM.

     This release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement encompasses any estimate, prediction, opinion or statement of belief contained in this release and the underlying management assumptions. Forward-looking statements are based on current expectations and assessments of potential developments affecting market conditions, interest rates and other economic conditions, and results may ultimately vary from the statements made in this release.

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
                                          Consolidated Balance Sheets
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    Unaudited
------------------------------------------------------------------------------------------------------------
                                                                                           March 31
                                                                                ----------------------------
                                                                                    2004             2003
                                                                                ------------     -----------
ASSETS

Cash and due from banks.........................................................$   12,755       $   15,962
Interest-bearing deposits in other banks........................................     7,250            2,045

Securities:
  Securities available for sale.................................................   186,969          138,578
  Securities held to maturity...................................................    20,194           25,975
                                                                                -----------      -----------
  Total securities..............................................................   207,163          164,553
                                                                                -----------      -----------

Loans held for sale.............................................................     1,753            1,576

Loans, net of unearned income ..................................................   404,988          419,752
Less allowance for loan losses..................................................    (5,323)          (5,771)
                                                                                -----------      -----------
  Net loans.....................................................................   399,665          413,981
                                                                                -----------      -----------

Bank premises and equipment.....................................................     7,864            7,982
Core deposit intangibles, net...................................................       822            1,271
Accrued interest receivable and other assets....................................     8,626            6,807
                                                                                -----------      -----------
  Total assets..................................................................$  645,898       $  614,177
                                                                                ===========      ===========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities:
  Demand deposits -- non-interest bearing.......................................$   80,683       $   63,642
  Demand deposits -- interest bearing...........................................    72,092           61,536
  Money market deposits.........................................................    53,111           46,545
  Savings deposits..............................................................    84,064           79,458
  Time deposits.................................................................   212,537          231,896
                                                                                -----------      -----------
  Total deposits................................................................   502,487          483,077
                                                                                -----------      -----------

  Repurchase agreements.........................................................    46,040           34,803
  FHLB borrowings...............................................................    21,000           21,500
  Accrued interest payable and other liabilities................................     3,283            3,880
                                                                                -----------      -----------
  Total liabilities.............................................................   572,810          543,260
                                                                                -----------      -----------

Shareholders' equity:
  Common stock, $1 par, 10,000,000 shares authorized,
    5,633,172 shares outstanding at March 31, 2004 and
    5,745,816 shares outstanding at March 31, 2003..............................     5,633            5,746
  Capital in excess of par value................................................     9,472            9,514
  Retained earnings.............................................................    56,210           53,597
  Accumulated other comprehensive income, net...................................     1,773            2,060
                                                                                -----------      -----------
  Total shareholders' equity....................................................    73,088           70,917
                                                                                -----------      -----------
  Total liabilities and shareholders' equity....................................$  645,898       $  614,177
                                                                                ===========      ===========


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
                                    Consolidated Statements of Income
                            American National Bankshares Inc. and Subsidiary
                                              (In Thousands)
                                                (Unaudited)
--------------------------------------------------------------------------------------------------
                                                                                Three Months Ended
                                                                                     March 31
                                                                                ------------------
                                                                                  2004      2003
                                                                                --------  --------
Interest Income:
  Interest and fees on loans....................................................$  5,741  $  6,559
  Interest on deposits in other banks...........................................      31        25
  Income on securities:
    Federal agencies............................................................     822       549
    Mortgage-backed.............................................................     233       454
    State and municipal.........................................................     512       469
    Other investments...........................................................     242       346
                                                                                --------   -------
    Total interest income.......................................................   7,581     8,402
                                                                                --------   -------
Interest Expense:
  Interest on deposits:
    Demand......................................................................      59        68
    Money market................................................................     102       139
    Savings.....................................................................     109       225
    Time........................................................................   1,327     1,720
  Interest on repurchase agreements.............................................     127       125
  Interest on other borrowings..................................................     241       242
                                                                                --------   -------
    Total interest expense......................................................   1,965     2,519
                                                                                --------   -------
Net Interest Income.............................................................   5,616     5,883
Provision for Loan Losses.......................................................     215       240
                                                                                --------   -------
Net Interest Income After Provision
  For Loan Losses...............................................................   5,401     5,643
                                                                                --------   -------
Non-Interest Income:
  Trust and investment services.................................................     728       606
  Service charges on deposit accounts...........................................     574       423
  Other fees and commissions....................................................     246       228
  Mortgage banking income.......................................................     133       128
  Securities gains, net.........................................................     105         2
  Other income..................................................................      67        75
                                                                                --------   -------
    Total non-interest income...................................................   1,853     1,462
                                                                                --------   -------
Non-Interest Expense:
  Salaries......................................................................   1,768     1,721
  Pension and other employee benefits...........................................     422       448
  Occupancy and equipment.......................................................     617       641
  Core deposit intangible amortization .........................................     112       112
  Other expenses................................................................     882       887
                                                                                --------   -------
    Total non-interest expense..................................................   3,801     3,809
                                                                                --------   -------
Income Before Taxes.............................................................   3,453     3,296
Income Tax Provision............................................................     983       962
                                                                                --------   -------
Net Income......................................................................$  2,470   $ 2,334
                                                                                ========   =======

--------------------------------------------------------------------------------------------------
Net Income Per Common Share:
  Basic.........................................................................$    .44   $   .41
  Diluted.......................................................................$    .43   $   .40


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
Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended
                                                       March 31
                                               ------------------------
                                                   2004         2003      Change
                                               -----------  -----------  --------
EARNINGS
  Interest income                              $    7,581   $    8,402     (9.8)%
  Interest expense                                  1,965        2,519    (22.0)
  Net interest income                               5,616        5,883     (4.5)
  Provision for loan losses                           215          240    (10.4)
  Noninterest income                                1,853        1,462     26.7
  Noninterest expense                               3,801        3,809      (.2)
  Income taxes                                        983          962      2.2
  Net income                                        2,470        2,334      5.8

PER COMMON SHARE
  Earnings per share - basic                   $      .44   $      .41      7.3 %
  Earnings per share - diluted                        .43          .40      7.5
  Cash dividends paid                                 .19          .18      5.6
  Book value                                        12.97        12.34      5.1
  Closing market price                              24.41        24.63      (.9)

FINANCIAL RATIOS
  Return on average assets                           1.54 %       1.55 %     (1)bp
  Return on average shareholders' equity            13.62        13.23       39
  Average equity to average assets                  11.32        11.69      (37)
  Net interest margin (FTE)                          3.84         4.24      (40)
  Efficiency ratio                                  49.76        50.29      (53)

PERIOD END BALANCES
  Securities                                   $  207,163   $  164,553     25.9 %
  Loans held for sale                               1,753        1,576     11.2
  Loans - net of unearned income                  404,988      419,752     (3.5)
  Assets                                          645,898      614,177      5.2
  Total deposits                                  502,487      483,077      4.0
  Repurchase agreement funding                     46,040       34,803     32.3
  FHLB borrowings                                  21,000       21,500     (2.3)
  Shareholders' equity                             73,088       70,917      3.1

AVERAGE BALANCES
  Loans - net of unearned income               $  407,911   $  410,249      (.6)%
  Interest-earning assets                         614,311      577,215      6.4
  Assets                                          640,869      603,670      6.2
  Interest-bearing deposits                       423,615      412,716      2.6
  Repurchase agreement funding                     49,277       34,615     42.4
  FHLB borrowings                                  21,416       21,747     (1.5)
  Shareholders' equity                             72,531       70,576      2.8

CAPITAL
  Average shares outstanding - basic            5,648,278    5,756,094     (1.9)%
  Average shares outstanding - diluted          5,705,869    5,817,153     (1.9)
  Shares repurchased                               32,200       35,000
  Average price of shares repurchased          $    25.23   $    25.40

ALLOWANCE FOR LOAN LOSSES
  Beginning balance                            $    5,292   $    5,622     (5.9)%
  Provision for loan losses                           215          240    (10.4)
  Charge-offs                                        (223)        (164)    36.0
  Recoveries                                           39           73    (46.6)
                                               -----------  -----------   ------
  Ending balance                               $    5,323   $    5,771     (7.8)%


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

Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended
                                                       March 31
                                               ------------------------
                                                   2004         2003       Change
                                               -----------  -----------  ---------
COMPOSITION OF RISK ASSETS
  Nonperforming loans:
    90 days past due                           $       15   $      214     (93.0)%
    Nonaccrual                                      3,828          448     754.5
  OREO                                                360           30   1,100.0
                                               -----------  -----------  ---------
  Nonperforming assets                         $    4,203   $      692     507.4 %

ASSET QUALITY RATIOS **
  Nonperforming loans to total loans                  .95 %        .16 %      79 bp
  Allowance for loan losses to total loans           1.31         1.37        (6)
  Allowance for loan losses
    to nonperforming loans                           1.39 X       8.72 X    (733)


Notes:

  bp - Change is measured as difference in basis points
  ** - Balance sheet amounts used in calculations are based on period end balances

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